AerCap Transaction	6 Months Ended
Jun. 30, 2014
AerCap Transaction
AerCap Transaction

3. AerCap Transaction

        On May 14, 2014, AerCap and AerCap Ireland Limited, a wholly-owned subsidiary of AerCap completed the purchase of 100 percent of ILFC's common stock from AIG, pursuant to an agreement entered into on December 16, 2013. The total consideration consisted of $2.4 billion in cash and 97,560,976 newly-issued AerCap common shares. Prior to the consummation of the AerCap Transaction, ILFC paid a special dividend to AIG in the amount of $600.0 million. The total consideration transferred to AIG had a value of approximately $7.0 billion based on AerCap's closing price per share of $46.59 on May 14, 2014. On the same date, immediately after consummation of the AerCap Transaction, all of ILFC's assets were transferred substantially as an entirety to AerCap Trust, a wholly-owned subsidiary of AerCap, and AerCap Trust assumed substantially all of the liabilities of ILFC.

        In connection with the AerCap Transaction, AerCap Trust and AerCap Ireland Capital Limited, issued $2.6 billion aggregate principal amount of senior notes (the "Acquisition Notes"), consisting of three tranches of varying tenor in a private placement, and of which $2.4 billion was used to satisfy the cash consideration of the AerCap Transaction. The Acquisition Notes are fully and unconditionally guaranteed on a senior secured basis by AerCap and certain of its subsidiaries, including ILFC. Of the remaining $200 million, approximately $41 million was used for expenses related to the acquisition and $159 million will be used for other corporate purposes. Additionally, AIG entered into a credit agreement for a senior unsecured revolving credit facility between AerCap Ireland Capital Limited, as borrower, and AIG, as lender and administrative agent. The revolving credit facility provides for an aggregate commitment of $1.0 billion and may be used for AerCap's general corporate purposes. AerCap Trust and ILFC became unconditional guarantors of the facility effective with the closing of the AerCap Transaction.

        On May 13, 2014 ILFC had $22.7 billion of indebtedness outstanding, primarily consisting of senior unsecured bonds, senior secured notes, export credit facilities, institutional secured term loans and commercial bank debt. In connection with the Reorganization described in Note 1—Basis of Preparation, under the amendments to ILFC debt agreements for certain of the ILFC financing arrangements, AerCap Trust assumed these obligations, and AerCap and certain subsidiaries of AerCap guaranteed these obligations. In addition, AerCap Trust, by the terms of the indentures governing ILFC's secured and unsecured bonds, became the successor obligor of the unsecured bonds issued under ILFC's indentures, including the bonds issued under ILFC's shelf registration statements filed with the SEC. ILFC also agreed to continue to be an obligor under the indentures.

        After the closing of the sale, AIG owns approximately 46 percent of AerCap. The AIG shares are subject to a lockup period which will expire in stages over a nine to 15 month period after the sale. AIG has entered into agreements with AerCap regarding voting restrictions, standstill provisions and certain registration rights.

        The acquired business contributed Total revenues and other income of $542.4 million and Net income of $127.7 million to AerCap Trust for the period beginning February 5, 2014, and ending June 30, 2014.

        The following unaudited pro forma summary presents consolidated information of AerCap Trust as if the business combination had occurred on January 1, 2013:

	Pro Forma Three Months Ended June 30, 2014	Pro Forma Three Months Ended June 30, 2013
	(Dollars in thousands)
Total revenue and other income	$1,031,754	$1,095,773
Net income	158,803	73,372

	Pro Forma Six Months Ended June 30, 2014	Pro Forma Six Months Ended June 30, 2013
	(Dollars in thousands)
Total revenue and other income	$2,162,765	$2,151,004
Net income	326,787	139,146

        The most significant pro forma adjustments were to reflect the (net of tax) impact of: (i) the amortization of intangible lease premium component as an adjustment to revenue; (ii) the expensing of the maintenance rights intangible component. The expensing of maintenance rights intangible component occurs when the lease ends for End-of-lease contracts or upon a lessee performing an overhaul on our aircraft for maintenance reserved leases. The related pro forma adjustment was based on the estimated annual charge in the first full year after the acquisition; (iii) the depreciation and amortization expenses related to the fair value adjustments to aircraft and intangibles; (iv) the interest expense on the existing debt taking into account the fair value adjustment to the debt as of the acquisition date; (v) the interest expense related to the acquisition financing, as if the financing occurred as of January 1, 2013; (vi) other interest expense adjustments relating to the maintenance and security deposit liabilities as well as the prepayments on flight equipment; and (vii) non-recurring transaction related expenses, as if they had been incurred as of January 1, 2013 instead of 2014.

        The above unaudited pro forma financial information is for informational purposes only and may not necessarily reflect the actual results of operations had the AerCap Transaction been consummated on January 1, 2013. The pro forma information did not adjust for non-recurring items such as gain from sales, impairment charges and loss from early extinguishment of debt. These pro forma amounts are not designed to represent the future expected financial results of either AerCap Trust or AerCap.

        The consideration transferred to effect the AerCap Transaction consisted of the following:

	(Dollars in thousands)
Cash consideration	$2,400,000	(a)
97,560,976 AerCap common shares issued multiplied by AerCap closing share price per share of $46.59 on May 14, 2014	4,545,366
Stock compensation	12,275

Consideration transferred	$6,957,641

(a)
Excludes the $600.0 million special distribution paid by ILFC to AIG.

        The following is a summary of the preliminary allocation of the purchase price to the preliminary fair values of the identifiable assets acquired, the liabilities assumed and non-controlling interest at the Closing Date. Our estimates and assumptions are subject to change within the measurement period. The primary areas that are not yet finalized are related to the flight equipment held for operating lease, the maintenance related assets and liabilities, the forward order book and income taxes:

Closing Date Estimated Fair Value
(Dollars in thousands)
Cash and cash equivalents, including restricted cash	$2,958,809
Flight equipment held for operating leases, net	23,989,643
Prepayments on flight equipment	3,166,788
Maintenance rights intangible and lease premium(a)	4,263,076
Other intangibles(b)	440,093
Accrued maintenance liability	(2,688,438)
Debt	(24,339,842)
Other assets and liabilities	(775,990)
Non-controlling interest	(77,047)

Estimate of fair value of net assets acquired	$6,937,092

Consideration transferred	6,957,641

Estimate of goodwill	$20,549

(a)
For a discussion of the Maintenance rights intangible, see Note 2—Summary of Significant Accounting Policies. The weighted average amortization period for lease premium is 6 years.

(b)
The weighted average amortization period for Other intangibles is approximately 16 years.

        AerCap Trust reported transaction costs related to the AerCap Transaction of $44.2 million for the period beginning February 5, 2014 and ending June 30, 2014. Those expenses are included in the Successor's Condensed, Consolidated Statements of Income and consist primarily of severance and other compensation expenses related to separation of ILFC management.

Application of the Acquisition Method of Accounting:

        The fair values of the assets acquired and liabilities assumed were determined using the market and income approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market, other than certain debt financing arrangements assumed in the AerCap Transaction. Each major asset acquired and liability assumed is discussed separately below:

        Flight equipment:    We determined the fair value of our Flight equipment as of the Closing Date using an income approach based on the present value of the expected future cash flows. We measured the fair value of our Flight equipment as if unencumbered by any existing contractual lease terms and based on the estimated physical maintenance condition as of the Closing Date. The expected cash flows were estimated using current market lease rates for the remainder of the terms of the existing leases and future market lease rates for additional leases and an estimated residual value based on the aircraft type, age, and airframe and engine configuration of the aircraft. The aggregate cash flows were then discounted to present value. The discount rates were based on the type and age of aircraft (including the remaining useful life of the aircraft), and incorporated market participant assumptions regarding the likely debt and equity financing components and the required returns of those financing components.

        Forward order book:    The fair value of the Forward order book, which is included in Prepayments on flight equipment on Successor's Condensed, Consolidated Balance Sheet, was estimated based on the present value of the cash flows expected to be generated by the asset. Under this approach, fair value was determined by discounting the difference between the estimated fair value, as indicated by aircraft appraiser forward base values, and the contractual purchase prices for each forward order aircraft, at the respective future delivery dates. The difference was discounted at a required market rate of return that reflects the relative risk of achieving asset's expected cash flows and the time value of money.

        Maintenance rights intangible asset components of in-place leases and lease premium:    The maintenance rights intangible asset components represent the contractual right under our leases to receive the aircraft in a specified maintenance condition at the end of the lease (EOL contracts) or our right to an aircraft in better maintenance condition by virtue of our obligation to contribute towards the cost of the maintenance events performed by the lessee either through reimbursement of maintenance deposit rents held (MR contracts), or through a lessor contribution to the lessee.

        The fair value of the maintenance rights intangible asset component associated with EOL contracts was determined based on the present value of the expected cash flows, measured as the difference between the aircraft physical maintenance condition at the Closing Date and the specified contractual return condition at the end of the respective lease term adjusted for the credit risk of the lessee. The fair value of maintenance rights intangible asset component associated with MR contracts was determined based on the present value of reimbursements to lessees for maintenance events expected during the remaining post-acquisition lease term. The expected cash flows of the EOL contracts and MR contracts are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows of the asset and the time value of money.

        The lease premium represents the value of a lease where the contractual rent payments are above the market rate. The fair value of the lease premium was determined based on the present value of the expected cash flows calculated as the difference between the contractual lease payments, adjusted for the credit risk of the lessee, and the lease payments that the aircraft could generate over the remaining lease term based on current market rates.

        Other intangible assets:    Primarily includes customer relationship intangible assets and other intangible assets. The fair value of the customer relationship intangible asset was determined using the excess earnings method. This method measures the value of an intangible asset by calculating the residual profit after subtracting the appropriate returns for all other complementary assets that benefit the business.

        Accrued maintenance liabilities:    Under our aircraft leases, the lessee is generally responsible for all operating expenses during the term of the lease, as well as for normal maintenance and repairs and major aircraft component maintenance events. Under the provisions of many of our leases, the lessee is required to make payments of supplemental maintenance rentals based on hours or cycles of utilization. If a lessee pays supplemental maintenance rentals, we are generally obligated to reimburse the lessee for costs they incur for certain qualified maintenance events. In connection with a lease of a used aircraft, we generally agree to contribute to certain maintenance events that the lessee incurs during the lease term (Lessor Contributions).

        We determined the fair value of our maintenance liability based on the present value of expected cash outflows during the remaining lease term consisting of (i) expected reimbursements of maintenance deposits at the time of the forecasted maintenance event, and (ii) expected lessor contributions at time of the forecasted maintenance event. These two cash flows were discounted to their respective present values using a market rate of return that reflects the relative risk of the cash flows and the time value of money.

        Debt:    The fair value of debt is estimated using quoted market prices where available. The fair value of certain debt without quoted market prices is estimated using discounted cash flow analyses based on current market prices for similar type debt instruments.

        Non-controlling interests (NCI):    NCI include the Market Auction Preferred Stock ("MAPS") securities issued by ILFC. The MAPS are not convertible, and have a liquidation value of $100,000 per share, with 500 shares issued and outstanding for each of the MAPS Series A and B securities. The dividend rate, other than the initial rate, for each dividend period for each series is to be reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. At June 30, 2014, the dividend rate for Series A MAPS was 0.305% and the dividend rate for Series B MAPS was 0.193%. MAPS fair values were estimated using discounted cash flow analysis based on estimated market yield for similar instruments.

        Income taxes:    AerCap and AIG will make an election under Section 338(h)(10) of the IRS code, which will result in the acquisition being treated as a sale of the assets of ILFC and its subsidiaries for U.S. federal and state income tax purposes, except for our wholly-owned subsidiary, AeroTurbine, which will be treated as a taxable stock purchase. As a result of this election, the tax adjusted purchase price was allocated to our net assets which, changed the tax basis used to derive the deferred tax assets and liabilities. After the transaction related adjustments were recorded (but prior to the Reorganization), we had a net deferred tax liability of $5.0 million compared to a net deferred tax liability of $4.1 billion immediately preceding the transaction. Immediately after consummation of the AerCap Transaction, the plan of Reorganization was adopted and ILFC immediately began transferring its assets and liabilities to AerCap Trust, the majority of whose earnings are subject to Irish tax. We transferred a mix of assets and liabilities with various book tax basis differences to Ireland from May 14, 2014 to June 30, 2014. As a result of these transfers, our current tax payable was $140.2 million at June 30, 2014, with an offsetting deferred tax asset of $146.4 million, which partially related to the assets and liabilities still remaining in the U.S. In addition, we had a deferred tax liability of $61.0 million at June 30, 2014. The current taxes payable amount is presented within Accrued expenses, accounts payable and other liabilities on the June 30, 2014 Condensed, Consolidated Balance Sheet. Our U.S. federal and state tax liabilities for tax years prior to the Closing date, including our liability related to unrecognized tax benefits, remain with AIG.